                                                               EXHIBIT(g)(2)(ii)

[ING FUNDS LOGO]

October 25, 2004

Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING Principal Protection Fund XII, ING Principal Protection Fund XIII and ING Principal Protection Fund XIV, three newly established series of ING Equity Trust, and ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Equity Income Portfolio, ING Fidelity(R) VIP Growth Portfolio and ING Fidelity(R) VIP Mid Cap Portfolio, four newly established series of ING Partners, Inc. (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements as shown.

      The AMENDED EXHIBIT A has also been updated (1) to reflect name changes for ING MFS Research Portfolio to ING Oppenheimer Main Street Portfolio(R), effective November 8, 2004, ING Goldman Sachs Internet Tollkeeper(SM) Portfolio to ING Goldman Sachs Tollkeeper(SM) Portfolio, and ING VP Bond Portfolio to ING VP Intermediate Bond Portfolio, and (2) by the removal of ING Bond Fund and ING High Yield Opportunity Fund as these funds recently merged into other funds, and ING GET Fund - Series E, ING Classic Principal Protection Fund I, Fund For Life Series and ING Tax Efficient Equity Fund as these funds were recently dissolved.

      Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

      If you have any questions, please contact me at (480) 477-2118.

                                                    Sincerely,

                                                    /s/ Michael J. Roland
                                                    ----------------------
                                                    Michael J. Roland
                                                    Executive Vice President and
                                                    Chief Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By: /s/ Edward G. McGann
    ---------------------
Name: EDWARD G. McGANN
Title: MANAGING DIRECTOR
Duly Authorized

337 E. Doubletree Ranch Rd.       Tel: 480-477-3000         ING Investments, LLC
Scottsdale, AZ 85258-2034         Fax: 480-477-2700
                                  www.ingfimds.com

                                AMENDED EXHIBIT A

Fund                                        Effective Date
----                                        --------------
ING Corporate Leaders Trust Fund

  ING Corporate Leaders Trust - Series A     May 17, 2004
  ING Corporate Leaders Trust - Series B     May 17, 2004
ING Equity Trust

   ING Convertible Fund                      June 9, 2003
   ING Disciplined LargeCap Fund             June 9, 2003
   ING Equity and Bond Fund                  June 9, 2003
   ING Financial Services Fund               June 9, 2003
   ING LargeCap Growth Fund                  June 9, 2003
   ING LargeCap Value Fund                 February 1, 2004
   ING MidCap Opportunities Fund             June 9, 2003
   ING MidCap Value Fund                     June 9, 2003
   ING Principal Protection Fund             June 2, 2003
   ING Principal Protection Fund II          June 2, 2003
   ING Principal Protection Fund III         June 2, 2003
   ING Principal Protection Fund IV          June 2, 2003
   ING Principal Protection Fund V           June 2, 2003
   ING Principal Protection Fund VI          June 2, 2003
   ING Principal Protection Fund VII          May 1, 2003
   ING Principal Protection Fund VIII      October 1, 2003
   ING Principal Protection Fund IX        February 2, 2004
   ING Principal Protection Fund X           May 3, 2004
   ING Principal Protection Fund XI        August 16, 2004
   ING Principal Protection Fund XII      November 15, 2004
   ING Principal Protection Fund XIII     February 14, 2005
   ING Principal Protection Fund XIV        April 25, 2005
   ING Real Estate Fund                      June 9, 2003
   ING SmallCap Opportunities Fund           June 9, 2003
   ING SmallCap Value Fund                   June 9, 2003
ING Funds Trust

   ING Classic Money Market Fund            April 7, 2003
   ING GNMA Income Fund                     April 7, 2003
   ING High Yield Bond Fund                 April 7, 2003
   ING Intermediate Bond Fund               April 7, 2003
   ING Lexington Money Market Trust         April 7, 2003
   ING Money Market Fund                    April 7, 2003
   ING National Tax-Exempt Bond Fund        April 7, 2003

ING GET Fund
  ING GET Fund - Series G                            July 14, 2003
  ING GET Fund - Series H                            July 14, 2003
  ING GET Fund - Series I                            July 14, 2003
  ING GET Fund - Series J                            July 14, 2003
  ING GET Fund - Series K                            July 14, 2003
  ING GET Fund - Series L                            July 14, 2003
  ING GET Fund - Series M                            July 14, 2003
  ING GET Fund - Series N                            July 14, 2003
  ING GET Fund - Series P                            July 14, 2003
  ING GET Fund - Series Q                            July 14, 2003
  ING GET Fund - Series R                            July 14, 2003
  ING GET Fund - Series S                            July 14, 2003
  ING GET Fund - Series T                            July 14, 2003
  ING GET Fund - Series U                            July 14, 2003
  ING GET Fund - Series V                            March 13, 2003

ING Investment Funds, Inc.
  ING MagnaCap Fund                                   June 9, 2003

ING Investors Trust
  ING AIM Mid Cap Growth Portfolio                  January 6, 2003
  ING Alliance Mid Cap Growth Portfolio             January 6, 2003
  ING American Funds Growth Portfolio              September 2, 2003
  ING American Funds Growth-Income Portfolio       September 2, 2003
  ING American Funds International Portfolio       September 2, 2003
  ING Capital Guardian Large Cap Value Portfolio    January 13, 2003
  ING Capital Guardian Managed Global Portfolio     January 13, 2003
  ING Capital Guardian Small Cap Portfolio          January 13, 2003
  ING Developing World Portfolio                    January 13, 2003
  ING Eagle Asset Capital Appreciation Portfolio    January 6, 2003
  ING Evergreen Health Sciences Portfolio             May 3, 2004
  ING Evergreen Omega Portfolio                       May 3, 2004
  ING FMR(SM) Diversified Mid Cap Portfolio         January 6, 2003
  ING Goldman Sachs Tollkeeper(SM) Portfolio        January 6, 2003
  ING Hard Assets Portfolio                         January 13, 2003
  ING International Portfolio                       January 13, 2003
  ING Janus Special Equity Portfolio                January 13, 2003
  ING Jennison Equity Opportunities Portfolio       January 6, 2003
  ING JPMorgan Small Cap Equity Portfolio           January 13, 2003
  ING Julius Baer Foreign Portfolio                 January 13, 2003
  ING Legg Mason Value Portfolio                    January 13, 2003
  ING LifeStyle Aggressive Growth Portfolio           May 1, 2004
  ING LifeStyle Growth Portfolio                      May 1, 2004
  ING LifeStyle Moderate Growth Portfolio             May 1, 2004
  ING LifeStyle Moderate Portfolio                    May 1, 2004

ING INVESTORS TRUST (CONT.)
  ING Limited Maturity Bond Portfolio                January 6, 2003
  ING Liquid Assets Portfolio                        January 6, 2003
  ING Marsico Growth Portfolio                       January 13, 2003
  ING Mercury Focus Value Portfolio                  January 6, 2003
  ING Mercury Large Cap Growth Portfolio             January 6, 2003
  ING MFS Mid Cap Growth Portfolio                   January 13, 2003
  ING MFS Total Return Portfolio                     January 13, 2003
  ING Oppenheimer Main Street Portfolio(R)           January 13, 2003
  ING PIMCO Core Bond Portfolio                      January 13, 2003
  ING PIMCO High Yield Portfolio                     November 5, 2003
  ING Salomon Brothers All Cap Portfolio             January 6, 2003
  ING Salomon Brothers Investors Portfolio           January 6, 2003
  ING Stock Index Portfolio                          November 5, 2003
  ING T. Rowe Price Capital Appreciation Portfolio   January 13, 2003
  ING T. Rowe Price Equity Income Portfolio          January 13, 2003
  ING UBS U.S. Balanced Portfolio                    January 6, 2003
  ING Van Kampen Equity Growth Portfolio             January 13, 2003
  ING Van Kampen Global Franchise Portfolio          January 13, 2003
  ING Van Kampen Growth and Income Portfolio         January 13, 2003
  ING Van Kampen Real Estate Portfolio               January 13, 2003

ING MAYFLOWER TRUST
  ING International Value Fund                       November 3, 2003

ING MUTUAL FUNDS
  ING Emerging Countries Fund                        November 3, 2003
  ING Foreign Fund                                     July 1, 2003
  ING Global Equity Dividend Fund                   September 2, 2003
  ING Global Real Estate Fund                        November 3, 2003
  ING International Fund                             November 3, 2003
  ING International SmallCap Growth Fund             November 3, 2003
  ING Precious Metals Fund                           November 3, 2003
  ING Russia Fund                                    November 3, 2003
  ING Worldwide Growth Fund                          November 3, 2003

ING PARTNERS, INC.
  ING Fidelity(R) VIP Contrafund(R) Portfolio       November 15, 2004
  ING Fidelity(R) VIP Equity Income Portfolio       November 15, 2004
  ING Fidelity(R) VIP Growth Portfolio              November 15, 2004
  ING Fidelity(R) VIP Mid Cap Portfolio             November 15, 2004

ING SERIES FUND, INC.
   Brokerage Cash Reserves                             June 2, 2003
   ING Aeltus Money Market Fund                        June 2, 2003
   ING Balanced Fund                                   June 2, 2003

ING SERIES FUND, INC. (CONT.)
  ING Classic Principal Protection Fund II            June 2, 2003
  ING Classic Principal Protection Fund III           June 2, 2003
  ING Classic Principal Protection Fund IV            June 2, 2003
  ING Equity Income Fund                              June 9, 2003
  ING Global Science and Technology Fund              June 2, 2003
  ING Government Fund                                 June 2, 2003
  ING Growth Fund                                     June 9, 2003
  ING Index Plus LargeCap Fund                        June 9, 2003
  ING Index Plus MidCap Fund                          June 9, 2003
  ING Index Plus Protection Fund                      June 2, 2003
  ING Index Plus SmallCap Fund                        June 9, 2003
  ING International Growth Fund                     November 3, 2003
  ING Small Company Fund                              June 9, 2003
  ING Strategic Allocation Balanced Fund              June 2, 2003
  ING Strategic Allocation Growth Fund                June 2, 2003
  ING Strategic Allocation Income Fund                June 2, 2003
  ING Value Opportunity Fund                          June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Balanced Portfolio      July 7, 2003
  ING VP Strategic Allocation Growth Portfolio        July 7, 2003
  ING VP Strategic Allocation Income Portfolio        July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                  July 7, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1              June 13, 2003
  ING GET U.S. Core Portfolio - Series 2           September 12, 2003
  ING GET U.S. Core Portfolio - Series 3            December 12, 2003
  ING GET U.S. Core Portfolio - Series 4             March 12, 2004
  ING GET U.S. Core Portfolio - Series 5              June 11, 2004
  ING GET U.S. Core Portfolio - Series 6           September 10, 2004
  ING GET U.S. Core Portfolio - Series 7            December 10, 2004
  ING GET U.S. Core Portfolio - Series 8              March 9, 2005
  ING GET U.S. Core Portfolio - Series 9              June 8, 2005
  ING GET U.S. Opportunity Portfolio - Series 1            TBD
  ING GET U.S. Opportunity Portfolio - Series 2            TBD
  ING VP Worldwide Growth Portfolio                 November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Global Science and Technology Portfolio      July 7, 2003
  ING VP Growth Portfolio                             July 7, 2003
  ING VP Index Plus LargeCap Portfolio                July 7, 2003
  ING VP Index Plus MidCap Portfolio                  July 7, 2003

ING VARIABLE PORTFOLIOS, INC. (CONT.)

  ING VP Index Plus SmallCap Portfolio       July 7, 2003
  ING VP International Equity Portfolio    November 3, 2003
  ING VP Small Company Portfolio             July 7, 2003
  ING VP Value Opportunity Portfolio         July 7, 2003
ING VARIABLE PRODUCTS TRUST

  ING VP Convertible Portfolio              October 6, 2003
  ING VP Disciplined LargeCap Portfolio     October 6, 2003
  ING VP Financial Services Portfolio         May 1, 2004
  ING VP High Yield Bond Portfolio          October 6, 2003
  ING VP International Value Portfolio     November 3, 2003
  ING VP LargeCap Growth Portfolio          October 6, 2003
  ING VP MagnaCap Portfolio                 October 6, 2003
  ING VP MidCap Opportunities Portfolio     October 6, 2003
  ING VP Real Estate Portfolio                May 1, 2004
  ING VP SmallCap Opportunities Portfolio   October 6, 2003

ING VP BALANCED PORTFOLIO, INC.              July 7, 2003

ING VP EMERGING MARKETS FUND, INC.         November 3, 2003

ING VP INTERMEDIATE BOND PORTFOLIO           July 7, 2003

ING VP MONEY MARKET PORTFOLIO                July 7, 2003

ING VP NATURAL RESOURCES TRUST              October 6, 2003

USLICO SERIES FUND
  The Asset Allocation Portfolio            October 6, 2003
  The Bond Portfolio                        October 6, 2003
  The Money Market Portfolio                October 6, 2003
  The Stock Portfolio                       October 6, 2003